UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Amendment No. 1

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[    ]  Definitive Information Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss. 240.14a-12
STRIKER OIL & GAS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ____________________________________________________________________

(2) Aggregate number of securities to which transaction applies: ____________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________________________________________________

(4) Proposed maximum aggregate value of transaction: ____________________________________________________________________

(5) Total fee paid:
____________________________________________________________________
[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
____________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
____________________________________________________________________
(3) Filing Party:
____________________________________________________________________
(4) Date Filed:
____________________________________________________________________

STRIKER OIL & GAS, INC
5075 Westheimer, Suite 975
Houston, Texas 77056
(713) 402-6700

The Board of Directors of Striker Oil & Gas, Inc. has determined that it is in the best interest of the Company to withdraw the preliminary information statement and instead file a proxy statement for our Special Meeting of the Company’s shareholders, which will include the matters addressed in the preliminary proxy.